Exhibit 10.19

FIFTH AMENDMENT TO LICENSE AGREEMENT

(University of Michigan Files 3718)

This Amendment (“Amendment”), dated December 19 2019 (“Effective Date”), is by and between SeaStar Medical, Inc. (“LICENSEE”) and the Regents of the University of Michigan (“MICHIGAN”).

WHEREAS, Cytopherx Inc. and MICHIGAN entered into a License Agreement dated 16 October 2007, entered into a First Amendment dated 22 Mar 2011, entered into a Second Amendment dated 8 August 2013, entered into a Third Amendment dated 31 July 2014, and entered into a Fourth Amendment dated June 20 2016 (collectively the “License Agreement”);

WHEREAS, Cytopherx Inc. changed its name to SeaStar Medical, Inc. on or about June 20, 2018; and

WHEREAS, LICENSEE and MICHIGAN desire to modify certain provisions of the License Agreement as provided herein;

NOW, THEREFORE, LICENSEE and MICHIGAN hereby agree as follows:

1. Paragraph 5.2 is hereby deleted in its entirety and replaced with the following:

Without limiting Paragraph 5.1, LICENSEE agrees to reach the following commercialization and research and development milestones for the LICENSED PRODUCTS and LICENSED PROCESSES (together the “MILESTONES”) by the following dates:

1)	Complete pediatric clinical trial by April 1 2020

2)	Secure at least $5 million in funding (for pediatric device) by July 1 2020

3)	Execute SCD manufacturing agreement/contract with Fresenius (or equivalent manufacturing partner) by August 1 2020

4)	Submit HDE submission with FDA by October 1 2020 (for pediatric device)

5)	Initiate adult acute kidney injury device clinical trial by March 1 2021

6)	Receive HDE clearance/approval for pediatric device from FDA by October 1 2021

7)	FIRST COMMERCIAL SALE for pediatric device by January 1 2022

8)	Submit for adult device FDA approval/clearance by March 1 2024

9)	Receive adult device FDA approval/clearance by March 1 2025

10)	FIRST COMMERCIAL SALE for adult device by June 1 2025

2. Except as specifically modified and amended above, all other terms and conditions of the License Agreement remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the undersigned have duly executed this Fifth Amendment as of the date set forth above.

THE REGENTS OF THE UNIVERSITY OF MICHIGAN		SEASTAR MEDICAL, INC.

By:	/s/ Kelly B. Sexton, Ph.D.	By:	/s/ Eric Schlorff
Title:	Associate Vice President for Research Tech Transfer and Innovation Partnership	Title: Interim CEO